UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2011

Federal-Mogul Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34029	20-8350090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26555 Northwestern Highway, Southfield, Michigan	48033
(Address of principal executive offices)	(Zip Code)

(248) 354-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and Item 7.01 of Form 8-K, “Regulation F-D Disclosure.”

On October 27, 2011, Federal-Mogul Corporation issued the press release reporting its financial results for the third quarter of 2011.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Form 8-K, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 7 - Regulation FD Disclosure

Item 7.01 Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition above.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Federal-Mogul Corporation dated October 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Corporation
(Registrant)

Date: October 27, 2011		/s/ Brett D. Pynnonen
	By:	Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Federal-Mogul Corporation dated October 27, 2011